UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 21, 2007
Capital Senior Living Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809

(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway
Suite 300
Dallas, Texas	75254

(Address of Principal Executive Offices)	(Zip Code)
(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          On December 21, 2007, Capital Senior Living Corporation, through one of its subsidiaries (the “Company”), entered into an asset purchase agreement (“Agreement”) with Hearthstone Senior Services, L.P. and certain of its subsidiaries (collectively, “Hearthstone”), pursuant to which the Company agreed to acquire Hearthstone’s interests in 32 leases with a healthcare REIT and related personal property. The 32 leased communities are purpose-built assisted living and dementia care facilities with an average age of less than ten (10) years. The Agreement provides for a purchase price of $35 million plus payment of customary closing costs. The transaction is subject to customary due diligence and closing conditions and approvals.
Item 7.01 Regulation FD Disclosure
          On December 26, 2007, the Capital Senior Living Corporation announced that it entered into the transaction described in Item 1.01 above. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
Item 9.01 Financial Statements and Exhibits.
          (a) Not applicable.
          (b) Not applicable.
          (c) Not applicable.
          (d) Exhibits.
               2.1 Asset Purchase Agreement, dated December 21, 2007, by and among the sellers identified therein, Capital Senior Living Acquisition, LLC and Hearthstone Senior Services, L.P. (Pursuant to the rules of the SEC, the schedules and exhibits have been omitted, except for Exhibit A to the Agreement that identifies the Hearthstone communities involved in the transaction and related information. Upon the request of the SEC, Capital Senior Living Corporation will supplementally supply such omitted schedules and exhibits to the SEC.)
               The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:
               99.1 Press Release dated December 26, 2007

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2007	Capital Senior Living Corporation

	By:	/s/ David R. Brickman

	Name:	David R. Brickman
	Title:	Vice President

EXHIBIT INDEX
               2.1 Asset Purchase Agreement, dated December 21, 2007, by and among the sellers identified therein, Capital Senior Living Acquisition, LLC and Hearthstone Senior Services, L.P. (Pursuant to the rules of the SEC, the schedules and exhibits have been omitted, except for Exhibit A to the Agreement that identifies the Hearthstone communities involved in the transaction and related information. Upon the request of the SEC, Capital Senior Living Corporation will supplementally supply such omitted schedules and exhibits to the SEC.)
               The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:
               99.1 Press Release dated December 26, 2007